LanzaTech Appoints Regenerate Power’s Reyad Fezzani to Board of Directors Fezzani’s three decades of global energy expertise and leadership in renewable energy development will bolster LanzaTech’s mission to globally deploy its leading carbon management technology CHICAGO, January 23, 2025 – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), the carbon management company transforming waste carbon into sustainable fuels, chemicals, materials, and protein, today announced the appointment of Reyad Fezzani, Chairman and CEO of Regenerate Power LLC, to its Board of Directors. With over 30 years of leadership in global energy markets and renewable energy innovation, Fezzani’s extensive experience in large-scale project development and operational execution is expected to provide critical insights as LanzaTech continues its commercial growth trajectory and advances the deployment of its carbon management technologies. “We are honored to welcome Reyad to our Board of Directors,” said LanzaTech Chair and CEO Dr. Jennifer Holmgren. “Reyad’s deep expertise in the power and renewable energy sectors, along with his track record of leading successful global-scale initiatives, equip him with ideal experience to provide invaluable guidance as we increase our participation in Power-to-X projects and capitalize on the momentum behind our waste-to-SAF solution, CirculAir, that we jointly launched in 2024 with LanzaJet. From his decades of leadership at BP, where he spearheaded renewable energy projects, to his entrepreneurial achievements with Regenerate Power, Reyad has demonstrated a remarkable ability to drive sustainable growth while advancing innovative solutions. His contributions will play a vital role as we profitably scale our operations and elevate our impact across multiple industrial sectors.” During his 20-year tenure at BP, Fezzani held several senior executive roles, including CEO of the company’s global chemicals and renewable energy businesses. In these capacities, he led operations across multiple continents and oversaw the development of pioneering solar and wind energy projects. Since leaving BP, Fezzani co-founded and has led Regenerate Power LLC, where he has driven the development, ownership, and operation of utility-scale renewable energy projects. “It is a privilege to join LanzaTech’s Board of Directors and contribute to its groundbreaking work in providing proven carbon management technologies,” said Fezzani. “Throughout my career, I’ve been passionate about advancing sustainable energy solutions, and LanzaTech’s approach to carbon reuse represents a critical advancement in the energy transition. I look forward to supporting and augmenting the company’s efforts to scale its impactful technologies and achieve widespread global adoption.”

In addition to his role at Regenerate Power, Fezzani is currently a director and also previously served as Board Chairman for Carbon Collect Limited, a private company focused on direct air capture technology. He also currently serves as Lead Independent Director at Woodard & Curran, an ESOP (Employee Stock Ownership Plan) engineering company. His prior board roles include Chairmanships at Tata BP Solar India and other renewable energy and technology companies. Fezzani’s appointment increases LanzaTech’s Board of Directors to eight members, reinforcing the Company’s commitment to strong governance and diverse leadership. His extensive expertise in renewable energy development and global business leadership align closely with LanzaTech’s vision to convert waste carbon into everyday products. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon management company transforming waste carbon into sustainable fuels, chemicals, materials, and protein for everyday products. Using its bio-recycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Coty, Craghoppers, REI, and LanzaJet, LanzaTech is paving the way for a circular carbon economy. For more information about LanzaTech, visit https://lanzatech.com. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs, assumptions, projections and conclusions of LanzaTech’s management. Forward- looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are not guarantees of future performance, conditions or results, and you should not rely on forward- looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,”

“scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: timing delays in the advancement of projects to the final investment decision stage or into construction; failure by customers to adopt new technologies and platforms; fluctuations in the availability and cost of feedstocks and other process inputs; the availability and continuation of government funding and support; broader economic conditions, including inflation, interest rates, supply chain disruptions, employment conditions, and competitive pressures; unforeseen technical, regulatory, or commercial challenges in scaling proprietary technologies, business functions or operational disruptions; and other economic, business, or competitive factors, and other risks and uncertainties, including the risk factors and other information contained in LanzaTech’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as well as other existing and future filings with the U.S. Securities and Exchange Commission. Any forward-looking statement herein is based only on information currently available to LanzaTech and speaks only as of the date on which it is made. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Kate Walsh VP, Investor Relations & Tax Investor.Relations@lanzatech.com Media Relations Kit McDonnell Director of Communications press@lanzatech.com